UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

                            Delaware0-1078375-1590407
                 (State or other jurisdiction of incorporation)
                            (Commission File Number)
                          (IRS Employer Identification)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)
       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

BSD Medical Corporation issued a press release on April 30, 2007. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.
99.1     Press Release of BSD Medical Corporation dated April 30, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2007

                                              BSD MEDICAL CORPORATION

                                              By: /s/ Hyrum A. Mead
                                                  ------------------------------

Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press Release of BSD Medical Corporation April 30, 2007